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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE COMMISSION

       Date of Report (Date of earliest event reported): NOVEMBER 20, 2002

                        WORKGROUP TECHNOLOGY CORPORATION
             (Exact name of Registrant as specified in its charter)

              ONE BURLINGTON WOODS DRIVE, BURLINGTON, MASSACHUSETTS
                    (Address of principal executive offices)

                                      01803
                                   (Zip Code)

                                 (781) 270-2600
               Registrant's telephone number, including area code

           DELAWARE                     0-27798                      04-3153644
State or other Jurisdiction of      (Commission File      (IRS Employer Identification No.)
         Incorporation                    Number)


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ITEM 5. OTHER EVENTS

         On November 20, 2002, Workgroup Technology Corporation and SofTech, Inc. issued a joint press release. A copy of that joint press release is attached as Exhibit 99.1 to this document and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits

        Exhibit No.      Description

        99.1 Joint Press Release of Workgroup Technology Corporation and SofTech, Inc. dated November 20, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WORKGROUP TECHNOLOGY CORPORATION


November 20, 2002               By: /s/ Patrick H. Kareiva
                                    -----------------------------
                                    Patrick H. Kareiva
                                    President, Chief Executive Officer, Chief
                                    Financial Officer, Treasurer and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                                          Exhibit
-----------                                          -------

99.1 Joint Press Release of Workgroup Technology Corporation and SofTech, Inc. dated November 20, 2002.